UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 2, 2005

NOVADEL PHARMA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incoporation)		Identification No.)

25 Minneakoning Road
Flemington, New Jersey 08822
(Address of principal executive offices)  (Zip Code)

(908) 782-3431
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry Into a Material Definitive Agreement.

        On September 2, 2005, at a meeting of the Board of Directors (the “Board”) of NovaDel Pharma Inc. (the “Company”), the Board approved certain amendments to the employment agreements for Jean W. Frydman, Vice President, General Counsel and Corporate Secretary, and Michael E.B. Spicer, Chief Financial Officer.

        The Company entered into an amendment to its employment agreement with Ms. Frydman, effective September 2, 2005. The amendment provides for a new formula, that is tied to the Company’s goals, for determining Ms. Frydman’s bonus payout at the end of calendar year 2005 and provides for increased payments upon termination of Ms. Frydman’s employment in certain circumstances described therein. Ms. Frydman’s employment agreement will expire on May 17, 2007. The text of the amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

        The Company entered into an amendment to its employment agreement with Mr. Spicer, effective September 2, 2005. The amendment provides that Mr. Spicer will receive additional amounts of money paid for relocation expenses and for expenses for temporary housing and commuting to and from his residence prior to his relocation. Mr. Spicer’s employment agreement will expire on December 20, 2007. The text of the amendment is furnished as Exhibit 10.2 and incorporated herein by reference.

        The information set forth in Item 5.02 is incorporated by reference in this Item 1.01.

Item 1.02   Termination of a Material Definitive Agreement.

        On September 2, 2005, the Company notified Dr. Gary Shangold, Chief Executive Officer of the Company, that his employment agreement will not be extended at the end of its term on December 22, 2005. Accordingly, the effect of this action was that Dr. Shangold’s employment agreement will expire on its stated expiration date. On December 22, 2005, Dr. Shangold will therefore cease to be the Chief Executive Officer of the Company. Dr. Shangold has served as Chief Executive Officer of NovaDel since December 2002, and has also been a member of the Board of Directors since that time. The Company expects that Dr. Shangold will continue to serve as a Director until the Company’s next annual shareholders’ meeting. The Company’s Board has initiated an executive search to identify a strong slate of candidates to replace Dr. Shangold.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of PrincipalOfficers.

        On September 2, 2005, the Board elected Robert G. Savage, a current Director and a highly experienced professional in the pharmaceutical industry, as non-executive Chairman of the Board. Mr. Savage will continue to serve as a member of the Audit Committee and as Chairman of the Corporate Governance and Nominating Committee of

the Board. There was no arrangement or understanding between Mr. Savage and any other persons pursuant to which Mr. Savage was elected non-executive Chairman of the Board of Directors and there are no related party transactions between Mr. Savage and the Company.

        Mr. Savage has been in the pharmaceutical industry for over 30 years. From March 2002 to April 2003, Mr. Savage was Group Vice President and President for the General Therapeutics and Inflammation Business of Pharmacia Corporation, a research-based pharmaceutical firm acquired by Pfizer Inc. in April 2003. From September 1996 to January 2002, Mr. Savage held several senior positions with Johnson & Johnson, including Worldwide Chairman for the Pharmaceuticals Group during 2001, Company Group Chairman responsible for the North American pharmaceuticals business from 2000 to 2001, President, Ortho-McNeil Pharmaceuticals, from 1998 to 2000 and Vice President Sales & Marketing from 1996 to 1998. From 1985 to 1996, Mr. Savage held several positions at Hoffmann-La Roche, Inc., a healthcare firm. Mr. Savage is Chairman of the Board of Epicept Corp., a company which is developing novel prescription pain products delivering drugs to a target area by using a topical delivery approach. Mr. Savage is also a director of The Medicines Company, a specialty pharmaceutical company, as well as Noven Pharmaceuticals, a drug delivery company. Mr. Savage received a B.S. in Biology from Upsala College and an M.B.A. from Rutgers University.

        The Board expects to approve at a later date appropriate compensation for Mr. Savage for his services as non-executive Chairman of the Board. In addition, upon his appointment, Mr. Savage received a grant of options to acquire 400,000 shares of Common Stock of the Company at an exercise price of $1.52 per share. One hundred thousand of such options were exercisable upon the issuance date thereof, and one hundred thousand thereof become exercisable upon each of the first, second and third anniversaries of the issuance date thereof. Such options were issued under the Company’s 1998 Stock Option Plan and expire on September 1, 2010. The agreement pursuant to which such options were granted to Mr. Savage is attached hereto as Exhibit 10.3 and incorporated herein by reference. Mr. Savage will not receive any additional compensation for his service as a member of the Board or as a member of the Audit Committee or as Chairman of the Corporate Governance and Nominating Committee.

        The information set forth in Item 1.02 is incorporated by reference in this Item 5.02.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On September 2, 2005, the Board approved amended and restated By-Laws of the Company to provide for a non-executive Chairman of the Board and certain other matters described below.

        Article II, Section 3 was amended to provide that the Chairman of the Board may call special meetings of the shareholders of the Company. Prior to the amendment,

such section read as follows: “3. Special Meetings. Special meetings of the shareholders may be called by the Board or by the President and shall be called by the President or the Secretary at the request in writing of a majority of the Board or at the request in writing by shareholders owning a majority in amount of the shares issued and outstanding. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purposes stated in the notice.” Following the amendment, such section reads as follows: “3. Special Meetings. Special meetings of the shareholders may be called by the Board, by the Chairman of the Board or by the President and shall be called by the Chairman of the Board or the President or the Secretary at the request in writing of a majority of the Board or at the request in writing by shareholders owning a majority in amount of the shares issued and outstanding. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at a special meeting shall be confined to the purposes stated in the notice.”

        Article III, Section 6 was amended to provide that a director may resign by giving notice to the Chairman of the Board. Prior to the amendment, such section read as follows: “6. Resignation. A director may resign at any time by giving written notice to the Board, the President, or the Secretary of the Corporation. Unless otherwise specified by the notice, the resignation shall take effect upon receipt thereof by the Board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.” Following the amendment, such section reads as follows: “6. Resignation. A director may resign at any time by giving written notice to the Board, the Chairman of the Board, the President, or the Secretary of the Corporation. Unless otherwise specified by the notice, the resignation shall take effect upon receipt thereof by the Board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.”

        Article III, Section 9(d) was amended to provide that the Chairman of the Board may call special meetings of the Board. Prior to the amendment, such subsection read as follows: “(d) Special meetings of the Board shall be held upon notice to the directors and may be called by the President upon three days’ prior notice given to each director either personally or by mail; or upon 24 hours’ prior notice to each director, if given by telephone, fax, cable, or wireless. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid. Special meetings shall be called by the President or by the Secretary in a like manner on written request of two directors. Notice of a meeting need not be given to any director who submits a waiver of notice whether before or after the meeting or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any regular or special meeting need not state the purposes of such meeting.” Following the amendment, such subsection reads as follows: “(d) Special meetings of the Board shall be held upon notice to the directors and may be called by the Chairman of the Board or the President upon three days’ prior notice given to each director either personally or by mail; or upon 24 hours’ prior notice to each director, if given by telephone, fax, cable, or wireless. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid. Special meetings shall be called by the Chairman of the Board, the

President or by the Secretary in a like manner on written request of two directors. Notice of a meeting need not be given to any director who submits a waiver of notice whether before or after the meeting or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any regular or special meeting need not state the purposes of such meeting.”

        Article III, Section 10 was amended to make certain conforming amendments with respect to the Chairman of the Board. Prior to the amendment, such section read as follows: “10. Chairman and Secretary of Meeting. At all meetings of the Board, the chairman or, in his absence, the President or, in his absence, Vice President or, in his absence, a chairman chosen by the Board shall preside. The Secretary, or in his absence or inability to act, any person appointed by the chairman, shall act as secretary of the meeting and keep the minutes thereof.” Following the amendment, such section reads as follows: “10. Chairman and Secretary of Meeting. At all meetings of the Board, the Chairman of the Board or, in his absence, the President or, in his absence, Vice President or, in his absence, a chairman chosen by the Board shall preside. The Secretary, or in his absence or inability to act, any person appointed by the chairman, shall act as secretary of the meeting and keep the minutes thereof.”

        Article III, Section 12 was amended to provide that compensation and benefits paid to the Directors may be determined by resolution of the Board. Prior to the amendment, such section read as follows: “12. Compensation. No compensation shall be paid to directors, as such, for their services, but by resolution of the Board a fixed sum and expenses for actual attendance at each regular or special meeting of the Board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.” Following the amendment, such section reads as follows: “12. Compensation. Directors shall receive such compensation and benefits as may be determined by resolution of the Board for their services as members of the Board and committees. Directors shall also be reimbursed for their expenses of attending Board and committee meetings. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.”

        Article IV, Section 2(c) was amended to provide any two or more offices may be held by the same person. Prior to the amendment, such subsection read as follows: “Any two or more offices may be held by the same person, except the offices of President and Secretary.” Following the amendment, such subsection reads as follows: “Two or more offices may be held by the same person.”

        Article IV, Section 3 was amended to delete a provision making the Chairman of the Board the chief executive officer of the Company. Prior to the amendment, such section read as follows: “3. Chairman of the Board. The Chairman of the Board shall be the chief executive officer of the Corporation; he shall preside at all meetings of the shareholders and of the Board; he shall have the management of the business of the Corporation and shall see that all orders and resolutions of the Board are carried into effect.” Following the amendment, such section reads as follows: “3. Chairman of the Board. If elected, the Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors; and he shall have such other powers and duties as designated in these By-Laws and as from time to time may be assigned to him by the Board of Directors.”

        Article IV, Section 4 was amended to provide that the President of the Company will be the chief executive officer of the Company, rather than the chief operating officer of the Company. Prior to the amendment, such section read as follows: “4. President. The President shall be the chief operating officer of the Corporation and shall have the management of the operations of the Corporation. If there be no Chairman of the Board, the President shall perform the duties of the Chairman of the Board.” Following the amendment, such section reads as follows: “4. President. The President shall be the chief executive officer of the Corporation and shall have the management of the operations of the Corporation. If there be no Chairman of the Board, the President shall perform the duties of the Chairman of the Board.”

        The amendments to the By-Laws became effective upon their adoption by the Board on September 2, 2005. A copy of the By-Laws of the Company, as amended and restated, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01   Regulation FD

        The information set forth in Items 1.02 and 5.02 is incorporated by reference in this Item 7.01. The following information furnished pursuant to this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing. On September 6, 2005, the Company issued a press release announcing that the Board had elected Mr. Savage non-executive Chairman of the Board and that the Company had notified Dr. Shangold that his employment agreement would not be extended at the end of the term thereof. A copy of such press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

Exhibit               Description

3.1                      Amended and Restated By-Laws of NovaDel Pharma Inc.

10.1                    Amendment to Employment Agreement between NovaDel Pharma Inc. and Jean Frydman dated September 2, 2005

10.2                    Amendment to Employment Agreement between NovaDel Pharma Inc. and Michael E.B. Spicer dated September 2, 2005

10.3                    NovaDel Pharma Inc. 1998 Stock Option Plan Nonqualified Stock Option Agreement between the Company and Robert G. Savage dated September 2, 2005

99.1                    Press release dated September 6, 2005 entitled "NovaDel Pharma, Inc. Announces Board of Directors and Senior Management Changes"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaDel Pharma Inc. By: /s/ Jean W. Frydman ————————————————— Name: Jean W. Frydman Title: General Counsel

Date:  September 9, 2005

EXHIBIT INDEX

Exhibit               Description

3.1                      Amended and Restated By-Laws of NovaDel Pharma Inc.

10.1                    Amendment to Employment Agreement between NovaDel Pharma Inc. and Jean Frydman dated September 2, 2005

10.2                    Amendment to Employment Agreement between NovaDel Pharma Inc. and Michael E.B. Spicer dated September 2, 2005

10.3                    NovaDel Pharma Inc. 1998 Stock Option Plan Nonqualified Stock Option Agreement between the Company and Robert G. Savage dated September 2, 2005

99.1                    Press release dated September 6, 2005 entitled "NovaDel Pharma, Inc. Announces Board of Directors and Senior Management Changes"